VOYA FUNDS TRUST

Voya Strategic Income Opportunities Fund

(“Fund”)

Supplement dated March 21, 2016

to the Fund’s Class A, Class C, Class I, Class R, and Class W shares Prospectus and to the Fund’s Class R6 shares Prospectus

(each a “Prospectus” and collectively “Prospectuses”)

each dated July 31, 2015, as supplemented December 17, 2015

On March 18, 2016, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s distribution policy effective April 1, 2016.

Effective April 1, 2016, the Fund’s Prospectuses are revised as follows:

1.	The section entitled “Dividends and Distributions,” the first paragraph is hereby deleted in its entirety and replaced with the following:

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE